OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                   REPORT DATE:  12/18/01
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER           POOL REPORT # 1
REMITTANCE REPORT                                         Page 1 of 6
REPORTING MONTH:  30-Nov-2001

                           Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------
   Beginning                                                                         Ending        Scheduled
   Principal         Scheduled       Prepaid       Liquidated   Pre-Funding        Principal         Gross      Servicing
    Balance          Principal      Principal      Principal                        Balance         Interest       Fee
----------------------------------------------------------------------------------------------------------------------------
    130,815,158.34  (97,189.12)    (887,666.22)            0.00           0.00   129,830,303.00   1,140,428.95   109,012.63
============================================================================================================================

   Scheduled                                                   Amount
   Pass Thru          Liquidation          Reserve         Available for
    Interest            Proceeds          Fund Draw         Distribution
--------------------------------------------------------------------------
   1,031,416.32               0.00               0.00        2,125,284.29
==========================================================================

                              Prefunding Account
---------------------------------------------------------------------------------------------
   Beginning                    Distribution to      Distribution to            Ending
    balance         Deposit         Seller          Certificateholders         balance
---------------------------------------------------------------------------------------------
      0.00        41,309,750.00           0.00                  0.00         41,309,750.00
=============================================================================================

                              Certificate Account
--------------------------------------------------------------------------------------------------------------------------------
   Beginning                        Deposits                                             Investment               Ending
                     ------------------------------------
    Balance              Principal           Interest            Distributions            Interest               Balance
-------------------------------------------------------------------------------------------------------------------------------
           0.00         125,653.72            702,671.03                    0.00                  0.00            828,324.75
===============================================================================================================================

               P&I Advances at Distribution Date
-------------------------------------------------------------

   Beginning       (Recovered)       Current       Ending
    Balance         (Advances)      Advances      Balance
-------------------------------------------------------------
            0.00            0.00      68,876.08    68,876.08
=============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:  12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT # 1
REMITTANCE REPORT                                       Page 2 of 6
REPORTING MONTH:                  30-Nov-2001

Class B Crossover Test                                                                                 Test Met?
---------------------------------------------------------------                                        ---------
(a) Distribution date on or after June 2006                                                                N

(b) Average 60 day Delinquency rate *                    6.5%                                           #DIV/0!




(c) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Jul. 2006 - Dec 2007                    8.00%                                             NA
                Jan 2008 - Dec 2008                     9.00%                                             NA
                Jan 2009 - Jun 2011                    11.75%                                             NA
                July 2001 and thereafter               13.75%                                             NA


(d) Current realized loss ratio *                       3.50%                                              Y

(e) Does subordinated cert. percentage equal or
    exceed                                            57.000%
    of stated scheduled pool balance

                Beginning M balances                                           29,261,000.00
                Beginning B balances                                           15,491,000.00
                Overcollateralization                                           6,885,908.34
                                                                              --------------
                                                                               51,637,908.34
                Divided by beginning pool
                balance                                                       130,815,158.34
                                                                              --------------
                                                                                      39.474%              N
                                                                              ==============
   Average 60 day delinquency ratio:

                           Over 60s           Pool Balance               %
                           ----------------------------------------------------
  Current Mo                     0.00          129,830,303.00              0.00%
  1st Preceding Mo               0.00                    0.00            #DIV/0!
  2nd Preceding Mo               0.00                    0.00            #DIV/0!
                                                   Divided by                 3
                                                                     ----------
                                                                         #DIV/0!
                                                                     ==========




  Cumulative loss ratio:

                    Cumulative losses                    0.00
                                               --------------
   Divided by Initial Certificate Principal    172,124,908.34             0.000%
                                                                     ==========

   Current realized loss ratio:

                    Liquidation                     Pool
                         Losses                   Balance
                    -----------------------------------------
   Current Mo                 0.00             130,815,158.34
   1st Preceding Mo           0.00                       0.00
   2nd Preceding Mo           0.00                       0.00
                      ---------------------------------------
                              0.00              43,605,052.78             0.000%
                                                                     ==========

* less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #  1
REMITTANCE REPORT                                      Page 3 of 6
REPORTING MONTH:   30-Nov-2001

                                                                Delinquency Analysis

                                              31 to 59 days             60 to 89 days       90 days and Over       Total Delinq.
                                           ------------------------ ---------------------  ------------------ ----------------------
                  No. of      Principal                Principal              Principal           Principal            Principal
                  Loans       Balance        #         Balance       #        Balance      #      Balance     #        Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos    2,502   129,830,303.00        20    662,384.15        0         0.00       0       0.00       20    662,384.15

          Repos        0             0.00                                                             0.00        0          0.00
                --------------------------------------------------------------------------------------------------------------------

          Total    2,502   129,830,303.00        20    662,384.15        0         0.00       0       0.00       20    662,384.15
                ====================================================================================================================

                                                                                                                0.8%         0.51%
                                                                                                                ====================

                                                                        Repossession Analysis
                                    Active Repos                Reversal                  Current Month
                                    Outstanding               (Redemption)                    Repos
               -------------------------------------   -------------------------    -------------------------
                                       Principal                   Principal                  Principal
                        #              Balance         #           Balance          #         Balance
               ----------------------------------------------------------------------------------------------
Excluding Repos             0               0.00          0              0.00           0           0.000

          Repos

          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:  12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER         POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH:       30-Nov-2001                      Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                              Liquidated                                                                   Net
  Account       Customer       Principal      Sales         Insur.         Total       Repossession    Liquidation     Unrecov.
  Number          Name          Balance      Proceeds      Refunds        Proceeds       Expenses        Proceeds      Advances
----------------------------------------------------------------------------------------------------------------------------------
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00
                                                                                0.00                          0.00

                              Net                Current
      FHA Insurance         Pass Thru           Period Net         Cumulative
         Coverage           Proceeds           Gain/(Loss)         Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00
                                    0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E              REPORT DATE:     12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER      POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:           30-Nov-2001               Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                   Liquidated                                             Net
  Account Customer Principal   Sales   Insur.    Total   Repossession Liquidation
  Number    Name    Balance   Proceeds Refunds  Proceeds   Expenses     Proceeds
-----------------------------------------------------------------------------------
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                  -------------------------------------------------------------
                          -      0.00   0.00        0.00        0.00       0.00
                  =============================================================
                             Net        Current
  Unrecov.  FHA Insurance Pass Thru    Period Net     Cumulative
  Advances     Coverage    Proceeds    Gain/(Loss)   Gain/(Loss)
----------------------------------------------------------------
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
--------------------------------------------------
   0.00         0.00         0.00             0.00         0.00
==================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E              REPORT DATE:     12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER      POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH:        30-Nov-2001                     Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS


             PRINCIPAL
                                                                Beginning              Beginning
Senior                               Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                                Balance              Balance               Carry-Over              Due
                                     ----------------------------------------------------------------------------------------
A-1                                     39,400,000.00           39,400,000.00                               984,855.34

A-2                                     34,300,000.00           34,300,000.00                                     0.00

A-3                                     10,500,000.00           10,500,000.00                                     0.00

A-4                                     36,287,000.00           36,287,000.00                                     0.00



                                     ----------------------------------------------------------------------------------------
Total Certificate Principal Balance    120,487,000.00          120,487,000.00               0.00            984,855.34
                                     ========================================================================================

             PRINCIPAL

                                                         Ending Principal
Senior                                   Current         Shortfall Carry-
Certificates                         Principal Paid            Over
                                    ----------------------------------------
A-1                                      984,855.34

A-2                                            0.00

A-3                                            0.00

A-4                                            0.00



                                    ----------------------------------------
Total Certificate Principal Balance      984,855.34            0.00
                                    ========================================

             PRINCIPAL
                                          Accelerated
                                           Principal              Ending                              Principal Paid
Senior                                    Distribution          Certificate                             Per $1,000
Certificates                                 Amount               Balance            Pool Factor       Denomination
                                        -------------------------------------------------------------------------------
A-1                                            11,812.55            38,403,332.11      97.47039%           25.29614

A-2                                                 0.00            34,300,000.00     100.00000%            0.00000

A-3                                                 0.00            10,500,000.00     100.00000%            0.00000

A-4                                                 0.00            36,287,000.00     100.00000%            0.00000

                                        -----------------------------------------
Total Certificate Principal Balance            11,812.55           119,490,332.11
                                        =========================================


                                                                      Beginning              Beginning
Subordinate                                Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                                      Balance              Balance              Carry-Over               Due
                                           ---------------------------------------------------------------------------------------
M-1                                               16,352,000.00       16,352,000.00                  0.00                 0.00
M-1 Outstanding Writedown                                                      0.00

M-2                                               12,909,000.00       12,909,000.00                  0.00                 0.00
M-2 Outstanding Writedown                                                      0.00

B-1                                                9,467,000.00        9,467,000.00                  0.00                 0.00
B-1 Outstanding Writedown                                                      0.00

B-2                                                6,024,000.00        6,024,000.00                  0.00                 0.00
B-2 Outstanding Writedown                                                      0.00

Excess Asset Principal Balance                     6,885,908.34        6,885,908.34
                                           --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                51,637,908.34       51,637,908.34                  0.00                 0.00
                                           =======================================================================================

All Certificates Excluding Writedown
 Balances                                        172,124,908.34      172,124,908.34                  0.00           984,855.34
                                           =======================================================================================

                                                                                                                     Accelerated
                                                                           Ending Principal          Current          Principal
Subordinate                                                   Current      Shortfall Carry-        Writedown/       Distribution
Certificates                                              Principal Paid         Over               (Writeup)          Amount
                                                       ---------------------------------------------------------------------------
M-1                                                                  0.00               0.00                0.00
M-1 Outstanding Writedown

M-2                                                                  0.00               0.00                0.00
M-2 Outstanding Writedown

B-1                                                                  0.00               0.00                0.00
B-1 Outstanding Writedown

B-2                                                                  0.00               0.00
B-2 Outstanding Writedown

Excess Asset Principal Balance                                                                                        (11,812.55)
                                                       ---------------------------------------------------------------------------

Total Excluding Writedown Balances                                   0.00               0.00                0.00      (11,812.55)
                                                       ===========================================================================

All Certificates Excluding Writedown
 Balances                                                      984,855.34               0.00                0.00            0.00
                                                       ===========================================================================

                                                                 Ending                                   Principal Paid
Subordinate                                                   Certificate                                   Per $1,000
Certificates                                                    Balance              Pool Factor           Denomination
                                                       ---------------------------------------------------------------------------
M-1                                                              16,352,000.00        100.00000%               0.00000
M-1 Outstanding Writedown                                                 0.00

M-2                                                              12,909,000.00        100.00000%               0.00000
M-2 Outstanding Writedown                                                 0.00

B-1                                                               9,467,000.00        100.00000%               0.00000
B-1 Outstanding Writedown                                                 0.00

B-2                                                               6,024,000.00        100.00000%               0.00000
B-2 Outstanding Writedown                                                 0.00

Excess Asset Principal Balance                                    6,897,720.89
                                                       ---------------------------------------------------------------------------

Total Excluding Writedown Balances                               51,649,720.89
                                                       ========================

All Certificates Excluding Writedown
 Balances                                                       171,140,053.00
                                                       ========================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E              REPORT DATE:     12/18/2001
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER      POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH             30-Nov-2001              Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                   Interest
                                          Beginning                               Ending           Paid Per
Senior                                    Carryover    Interest     Interest     Carryover          $1,000            Total Class
Certificates                   Coupon      Balance     Accrued        Paid        Balance         Denomination       Distribution
                           -----------------------------------------------------------------     ---------------------------------
A-1                           2.34375%       0.00       20,520.83     20,520.83         0.00          0.52083        1,017,188.72

A-2                              5.05%       0.00      144,345.83    144,345.83         0.00          4.20833          144,345.83

A-3                              5.69%       0.00       49,787.50     49,787.50         0.00          4.74167           49,787.50

A-4                              6.81%       0.00      205,928.73    205,928.73         0.00          5.67500          205,928.73

A-I0                             6.00%       0.00      287,000.00    287,000.00         0.00                           287,000.00
                                         ----------------------------------------------------                 --------------------

Total                                        0.00      707,582.89    707,582.89         0.00                         1,704,250.78
                                         ====================================================                 ====================
                                                                                                   Interest
                                             Beginning                               Ending        Paid Per
Subordinate                                  Carryover    Interest     Interest     Carryover       $1,000           Total Class
Certificates                      Coupon      Balance     Accrued        Paid        Balance     Denomination       Distribution
                              ----------------------------------------------------------------  --------------------------------
M-1                                7.56%      0.00       103,017.60     103,017.60        0.00     6.30000          103,017.60
Writedown interest                            0.00                                        0.00
Interest Carryover Amount                     0.00             0.00           0.00        0.00

M-2                                8.76%      0.00        82,778.96      82,778.96        0.00     7.30000           94,235.70
Writedown interest                            0.00                                        0.00
Interest Carryover Amount                     0.00        11,456.74      11,456.74        0.00

B-1                                7.50%      0.00        59,168.75      59,168.75        0.00     6.25000           59,168.75
Writedown interest                            0.00                                        0.00

B-2                               10.50%      0.00        38,628.90      38,628.90        0.00     8.75000           52,710.00
Writedown interest                            0.00                                        0.00
Interest Carryover Amount                     0.00        14,081.10      14,081.10        0.00

X                                             0.00        11,812.55           0.00   11,812.55                            0.00

R                                             0.00             0.00           0.00        0.00                            0.00

Service fee                      1.0000%      0.00       109,012.63     109,012.63        0.00                      109,012.63

Current trustee fees                                       2,888.83       2,888.83        0.00                        2,888.83
                                              -------------------------------------------------                   ------------

Total                                         0.00       432,846.06     421,033.51   11,812.55                      421,033.51
                                              =================================================                   ============

 All Certificates                             0.00     1,140,428.95   1,128,616.40   11,812.55                    2,125,284.29
                                              ================================================                    ============


                                                                                Cumulative X Interest Carryover       11,812.55
                                                                                Cumulative Accelerated Prin. Disb.   (11,812.55)
                                                                                                                  -------------
                                                                                Cumulative Losses                         (0.00)
                                                                                                                  =============